EXHIBIT 10.4

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of May 13, 2009, by and between THE CORNWALL GROUP, INC., a Florida corporation, FORESTVILLE CORPORATION, a Florida corporation, VANGUARD SECURITY, INC., a Florida corporation, VANGUARD SECURITY OF BROWARD COUNTY, INC., a Florida corporation, ON GUARD SECURITY AND INVESTIGATIONS, INC., a Florida corporation, AND ARMOR SECURITY, INC., a Florida corporation (collectively, “Assignors”), and U.S. SECURITY ASSOCIATES, INC., a Delaware corporation (“Assignee”).

W  I  T  N E  S  S  E  T  H :

Assignors and Assignee have entered into that certain Asset Purchase Agreement dated as of the date hereof (the “Asset Purchase Agreement”), pursuant to which Assignee has agreed to purchase certain of Assignors’ assets. As a condition to such purchase, Assignors have agreed to assign to Assignee, and Assignee has agreed to accept and assume, the contracts, obligations, agreements and liabilities of Assignors listed on Attachment A to this Agreement (all such items are hereinafter collectively referred to as the “Assumed Liabilities”). All capitalized terms used herein shall have the meanings assigned to them in the Asset Purchase Agreement, unless they are specifically otherwise defined herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment and Assumption. Assignors hereby sell, assign, and transfer to Assignee all of Assignors’ right, title and interest in, to and under the Assumed Liabilities. Assignee hereby accepts the foregoing sale, assignment and transfer and assumes and agrees to observe and perform all of the duties, obligation, terms, provisions and covenants, and to pay and discharge all of the obligations of Assignors to be observed, performed, paid or discharged from and after the Closing Date under or pursuant to the Assumed Liabilities.

2. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Georgia. As used herein, when appropriate in the context and under the circumstances, the singular shall include the plural, and the plural shall include the singular. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts together constitute one and the same instrument.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have, by their duly authorized representatives, executed this instrument as of the day and year first above written.

ASSIGNORS:

THE CORNWALL GROUP, INC.

By:	/s/ Nicolas Chater
Name: Nicolas Chater Title: Vice President

FORESTVILLE CORPORATION

By:	/s/ Nicolas Chater
Name: Nicolas Chater Title: Vice President

VANGUARD SECURITY, INC.

By:	/s/ Nicolas Chater
Name: Nicolas Chater Title: Vice President

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ Nicolas Chater
Name: Nicolas Chater Title: Vice President

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ Nicolas Chater
Name: Nicolas Chater Title: Vice President

ARMOR SECURITY, INC.

By:	/s/ Nicolas Chater
Name: Nicolas Chater Title: Vice President

ASSIGNEE:

U.S. SECURITY ASSOCIATES, INC.

By:	/s/ Kenneth W. Oringer
Kenneth W. Oringer Executive Vice President

ATTACHMENT A

ASSUMED LIABILITIES

“Assumed Liabilities” shall mean and include only Liabilities to be paid or performed for or with respect to periods from and after the Closing Date under or pursuant to those certain Contracts of a Seller (including leases and Customer Contracts) specifically listed on Schedule AL hereto and validly assigned to Buyer pursuant to this Agreement; provided, however, that Assumed Liabilities shall not include any Liabilities resulting from any default by a Seller prior to the Closing Date under or with respect to any of such Contracts.

Each capitalized term used in this Attachment has the same meaning as set forth in the Asset Purchase Agreement.

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